P R O M I S S O R Y   N O T E

 $__________ (US)                                                DUE: On Demand
                           Vancouver, British Columbia

                                     Dated:

FOR VALUE RECEIVED, _____________(hereinafter referred to as the "Borrower"), of __________________________________, HEREBY PROMISES TO PAY to the order of
_____________________   (hereinafter   referred   to  as   the   "Lender"),   of
_______________________________,  the  principal  sum  of  _________  ($_______)
Dollars of lawful money of the United States, together with interest at four (4%) percent per annum calculated annually, not in advance, as well after as before maturity or default, on the amount of principal from time to time remaining unpaid.

1. The Borrower will repay ON DEMAND the principal sum outstanding at the time of such demand together with interest accruing thereon at the aforesaid rate, at the offices of the Lender; and

2. The Borrower, if it duly observes and performs all of the covenants on its part to be observed and performed, is at liberty from time to time to pay off all or any part of the principal as remains unpaid or any part of it, together with applicable interest on the amount of principal so paid to the date of such payment without notice or bonus.

THE BORROWER HEREBY waives demand and presentment for payment and notices of non-payment or protest of this Note.

THE CORPORATE SEAL OF                                )
------------------------------                       )
was affixed hereto in the presence of:               )
                                                     )
                                                     )                 c/s
--------------------------------------------
Authorized Signatory                                 )
                                                     )
--------------------------------------------         )
Authorized Signatory                                 )

THE CORPORATE SEAL OF                                )
-------------------------                            )
was affixed hereto in the presence of:               )
                                                     )
                                                     )                 c/s
--------------------------------------------
Authorized Signatory                                 )
                                                     )
--------------------------------------------         )
Authorized Signatory                                 )

                          Schedule of Promissory Notes


     Between KOKO and

1.       RPMJ Corporate Communications Ltd. for 20,000 dated August 25, 2005;
2.       Paradisus Investments Corp. for 70,000 dated November 8,2005;
3.       Paradisus Investments Corp. for 20,000 dated August 25, 2005;
4.       658111 BC Ltd. for 70,000 dated November 1, 2005;
5.       Morhead Assets Corp. for 300,000 dated October 20, 2005;
6.       RPMJ Corporate Communications Ltd. for 70,000 dated November 1, 2005;
7.       658111 BC Ltd. for 70,000 dated November 8, 2005;
8.       658111 BC Ltd. for 300,000 dated October 20, 2005;
9.       Morhead Assets Corp. for 55,000 dated November 14, 2005;
10.      Zander Investment Limited for 40,000 dated March 31, 2006; and
11.      Zander Investment Limited for 75,000 dated April 30, 2006.


Between Quantum and Zander

1.       for 500,000 dated May 26, 2006;
2.       for 20,050 dated July 21, 2006; and
3.       for 45,000 dated August 17, 2006.